SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934



Filed by Registrant  / X /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                        ELMER'S RESTAURANTS, INC.
- --------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)


- --------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A
/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3)
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
       and 0-11

       1)  Title of each class of securities to which transaction applies:

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       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

           ---------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------
       5)  Total fee paid:

           ---------------------------------------------------------------

/   /  Fee paid previously with preliminary materials

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           ---------------------------------------------------------------
       2)  Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------
       3)  Filing Party:

           ---------------------------------------------------------------
       4)  Date Filed:

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
                         ELMER'S RESTAURANTS, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             SEPTEMBER 26, 1996


To the Shareholders of Elmer's Restaurants, Inc.:


     The annual meeting of the shareholders of Elmer's Restaurants, Inc., an Oregon corporation, will be held at Elmer's Pancake & Steak House, 2000 Biddle Road, Medford, Oregon 97501, on September 26, 1996, at 2:30 p.m., Pacific Daylight Time, for the following purposes:

     1. Electing a Board of Directors to serve for the ensuing year and until their successors are elected; and

     2. Transacting any other business that properly comes before the meeting.

     Only shareholders of record at the close of business on August 16, 1996 will be entitled to vote at the annual meeting. You are requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the meeting.

                                  By Order of the Board of Directors



                                  Paul Welch
                                  Secretary

Portland, Oregon
August 19, 1996



ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE VOTE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                         ELMER'S RESTAURANTS, INC.
                           11802 SE STARK STREET
                           PORTLAND, OREGON 97216

                                ------------
                              PROXY STATEMENT
                                ------------



     A proxy in the form accompanying this proxy statement is solicited on behalf of the Board of Directors of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), for use at the annual meeting of shareholders to be held on September 26, 1996. The Company will bear the cost of preparing and mailing the proxy, proxy statement, and any other material furnished to the shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may, without additional compensation, also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

     Any shares of stock of the Company held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian, or brokerage house itself -- the beneficial owner may not vote the shares directly and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote the shares.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while attending the meeting. However, a shareholder who attends the meeting need not revoke the proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting in accordance with the instructions given.

     UPON WRITTEN REQUEST TO JUANITA NELSON, CONTROLLER OF THE COMPANY, DIRECTED TO THE COMPANY'S OFFICES AT 11802 SE STARK STREET, P.O. BOX 16595, PORTLAND, OREGON 97216, ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT WILL BE PROVIDED, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES.

                VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The Company's Common Stock is the only outstanding voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is August 16, 1996. On that date there were 1,499,263 shares of Common Stock outstanding, entitled to one vote per share. The Common Stock does not have cumulative voting rights.

     The following table sets forth certain information regarding ownership of the Company's Common Stock as of August 16, 1996 by each person known by the Company to own beneficially more than five percent of the Common Stock and by all directors and officers as a group: Amounts and Name and Address of Nature of Percent of Beneficial Owner Beneficial Ownership (1) Class

                                              Amounts and
Name and Address of                            Nature of                  Percent of
 Beneficial Owner                       Beneficial Ownership (1)             Class
- -------------------                     ------------------------          ----------
Anita Goldberg                                673,000(2)                     44.9
     2570 SW 106th
     Portland, OR  97225

Dale Elmer                                    152,153(3)                     10.1
     42580 Stardust Place
     Bermuda Dunes, CA  92201

Kalberer Hotel Supply Co.                     112,206(4)                      7.8
     234 NW 5th
     Portland, OR  97209

Boyd Coffee Company                            83,400                         5.6
     19730 NE Sandy Boulevard
     Portland, OR  97230

All directors and officers                    673,000(2)                     45.1
     (including those listed
     above) as a group (three persons)

- -------------------

(1) All shares are held directly with sole voting and investment power unless otherwise indicated.

(2) Includes 500,000 shares held by the estate of Herman Goldberg, who was Ms. Goldberg's husband.

(3)  Shares held in joint tenancy with Mr. Elmer's wife.

(4)  Includes 5,000 shares held by Mrs. Edith Kalberer.

                           ELECTION OF DIRECTORS

     The directors of the Company are elected at the annual meeting to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. The nominees for director are listed below, along with certain information about each of them. All of the three nominees are currently directors of the Company.

                                                                    Common Stock
                                                                 Beneficially Owned
                                                               on August 16, 1996 (1)
                        Principal Occupation and            -----------------------------
Name                    Position with the Company            Age      Number      Percent
- ----                    -------------------------            ---      ------      -------
Anita Goldberg          President and Director of            67      673,000(2)    44.9
                        Franchising

Paul Welch              Owner of two Elmer's Pancake &       68            0         --
                        Steak House Restaurants

Zadoc (Zed) Merrill     Advertising Director                 70            0         --

- -----------------

(1) All shares are held directly with sole voting and investment power unless otherwise indicated.

(2)  See "Voting Securities and Principal Shareholders."

     Anita Goldberg was appointed President and elected to the Board of Directors in June 1996 and has served as Director of Franchising for the Company since September 1984. Each of the other director nominees has been engaged in his present occupation for at least the last five years.

     The Board of Directors met two times during the last fiscal year. Each director attended both of the meetings of the Board of Directors. There are no audit, nominating, or compensation committees of the Board of Directors, or committees performing similar functions. Directors are not paid any director's fee. See "COMPENSATION--Compensation of Directors."

     The proxies will be voted with respect to the election of the nominees in accordance with the instructions specified in the proxy form. If no instructions are given, proxies will be voted for the election of the nominees. If any nominee is not available as a candidate for director, the number of directors constituting the Board of Directors may be reduced prior to the annual meeting or the proxies may be voted for such other candidate or candidates nominated by the Board of Directors, in accordance with the authority conferred in the proxy.

                                 COMPENSATION

EXECUTIVE COMPENSATION

     Compensation Summary. The following table sets forth, for the former Chief Executive Officer of the Company, all compensation paid or accrued for services rendered in all capacities during the fiscal year ended March 31, 1996. No other officer was paid or accrued compensation in excess of $100,000 in fiscal 1996.

                         SUMMARY COMPENSATION TABLE

Name and Principal Position                     Fiscal 1996 Annual Compensation
- ---------------------------                     -------------------------------
                                    Salary                   Bonus
                                    ------                   -----
Herman Goldberg,                   $120,000                $36,680(2)
Chairman of the Board,
President, and Chief
Executive Officer

- -----------------

(1) Mr. Goldberg served as Chairman of the Board, President and Chief Executive Officer until his death in May 1996.

(2) Represents amount paid under employment agreement which provided Mr. Goldberg with incentive compensation equal to ten percent of the Company's annual pre-tax earnings over $200,000. See
     "President's Employment Agreement."

PRESIDENT'S EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Herman Goldberg to serve as Chairman of the Board, President, and Chief Executive Officer of the Company until May 30, 1999. Mr. Goldberg's annual base salary under the agreement was $120,000. As a result of Mr. Goldberg's death, Mr. Goldberg's estate will continue to receive the base salary until May 1998, reduced by any amounts paid to Anita Goldberg in her capacity as an employee of the Company for such period.

     In November 1988, the Board of Directors authorized incentive compensation for the Company's Chief Executive Officer equal to ten percent of the Company's annual earnings above $200,000 (before tax and the incentive payment).

COMPENSATION OF DIRECTORS

     Directors are not compensated for service on the Company's Board of Directors. Directors are reimbursed for out-of-pocket expenses incurred in attending board meetings.

     Paul Welch, a director and Secretary of the Company, is a franchisee of the Company and in fiscal 1996 paid franchise fees of $75,213. See "Certain Transactions."

                            CERTAIN TRANSACTIONS

     Paul Welch, a director of the Company, operates two Elmer's restaurant in Vancouver, Washington, one since 1978 and the other since 1994. Mr. Welch pays a franchise royalty fee to the Company of two percent of gross sales. Under a franchise agreement with the Company, Mr. Welch pays the Company two percent of gross sales of each of the restaurants. During the last fiscal year, $75213 was paid to the Company under this franchise agreement.

     Kalberer Hotel Supply Co. ("Kalberer Co.") is the supplier of substantially all of the restaurant equipment used in the restaurants owned by the Company and its franchisees. Although the Company does not require franchisees to purchase their equipment from Kalberer Co., in the past most franchisees have done so. During the last fiscal year, a total of $214,841 was paid by the Company to Kalberer Co.

     Boyd Coffee Company ("Boyd's") supplies coffee and related supplies to a number of restaurants owned by the Company and its franchisees. The Company requires franchisees to serve Boyd's Blend Coffee in each restaurant. During the last fiscal year, a total of $269,111 was paid by the Company to Boyd's.

             COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Company's executive officers, directors, and persons who own more than ten percent of Company Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulations require that persons filing these reports furnish copies to the Company. Based solely on a review of the copies of the reports received by the Company and on written representations of certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with, except as follows: Mr. Dale Elmer filed one late report on Form 4 and Mr. Merrill filed one late report on Form 3.

                            INDEPENDENT AUDITORS

     The Board of Directors has selected Coopers & Lybrand L.L.P. as the Company's independent auditors for the current fiscal year. Representatives of Coopers & Lybrand L.L.P. will be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                          DISCRETIONARY AUTHORITY

     While the Notice of Annual Meeting of Shareholders provides for transaction of any business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. The enclosed proxy, however, gives discretionary authority if any other matters are presented.

                           SHAREHOLDER PROPOSALS

     Any shareholder proposals to be considered for inclusion in proxy material for the Company's 1997 annual meeting must be received at the principal executive offices of the Company not later than February 7, 1997.


                                  By Order of the Board of Directors




                                  Paul Welch
                                  Secretary

August 19, 1996

                                   PROXY

                         ELMER'S RESTAURANTS, INC.
                     Annual Meeting, September 26, 1996

                   PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

The undersigned hereby appoints Anita Goldberg, Paul Welch and Zadoc (Zed) Merrill, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of shareholders of Elmer's Restaurants, Inc. (the "Company") on September 26, 1996 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:


1.  Election of Directors      /   / FOR ALL NOMINEES        /   / WITHHOLD AUTHORITY
                                     EXCEPT AS MARKED              TO VOTE FOR ALL
                                     TO THE CONTRARY BELOW.        NOMINEES LISTED BELOW.

 (Instructions: To withhold authority to vote for any individual strike a line through the nominee's name below.)
              Anita Goldberg, Paul Welch, Zadoc (Zed) Merrill

2. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.


              (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

   The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of directors. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY COME BEFORE THIS MEETING.

                                            Shares:

                                            Date: ________________________, 1996
P
R
0
X                                           ____________________________________
Y                                                 Signature of Signatures

                                             Please date and sign as name
                                             is imprinted hereon, including
                                             designation as executor,
                                             trustee, etc., if applicable.
                                             A corporation must sign its
                                             name by the president or other
                                             authorized officer.

                                             The Annual Meeting of
                                             Shareholders of Elmer's
                                             Restaurants, Inc. will be held
                                             on Thursday, September 26,
                                             1996, at 2:30 p.m., Pacific
                                             Daylight Time, at Elmer's
                                             Pancake & Steak House, 2000
                                             Biddle Road, Medford, Oregon
                                             97501.


Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.